TL1 P2 1/18

Supplement Dated JANUARY 2, 2018

To the prospectus dated MaY 1, 2017

of

TEMPLETON INCOME TRUST

(Templeton Emerging Markets Bond Fund, Templeton Global Bond Fund,

Templeton Global Total Return Fund, Templeton International Bond Fund )

The Templeton Emerging Markets Bond Fund Prospectus is amended as follows:

I.      The portfolio management team under the “FUND SUMMARIES-Templeton Emerging Markets Bond Fund-Portfolio Managers” section on page 11 is replaced with the following:

Portfolio Managers

Michael Hasenstab, Ph.D.   Executive Vice President of Advisers and portfolio manager of the Fund since inception (2013).

Laura Burakreis   Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2013).

Sonal Desai, Ph.D.      Senior Vice President of Advisers and portfolio manager of the Fund since January 2018.

II.    The portfolio management team under the “FUND DETAILS – Templeton Emerging Markets Bond Fund – Management” section beginning on page 58 is replaced with the following:

The Fund is managed by dedicated professionals focused on investments in government and sovereign debt. The portfolio managers of the team are as follows:

Michael Hasenstab, Ph.D.   Executive Vice President of Advisers

Dr. Hasenstab has been a lead portfolio manager of the Fund since inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Dr. Hasenstab first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

Laura Burakreis   Portfolio Manager and Research Analyst of Advisers

Ms. Burakreis has been a portfolio manager of the Fund since inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 2006.

Sonal Desai, Ph.D.      Senior Vice President of Advisers

Dr. Desai has been a portfolio manager of the Fund since January 2018, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 2009.

Please keep this supplement with your prospectus for future reference.